Exhibit 10.2

IHOP CORP.

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of November 29, 2007, by and among IHOP Corp., a Delaware corporation (the “Company”), and the persons identified on Schedule A hereto (each, an “Investor” and, collectively, the “Investors”).

WHEREAS the Investors are a party to that Stock Purchase Agreement, dated as of July 15, 2007, among the Investors and the Company (the “Purchase Agreement”), pursuant to which, on the date hereof, the Investors purchased from the Company, for a cash purchase price of $35,000,000, 35,000 shares of Series B Convertible Preferred Stock, par value $1.00 per share, of the Company (the “Convertible Preferred Stock”), which Convertible Preferred Stock is convertible into shares of common stock, par value $.01 per share, of the Company (the “Common Stock”); and

WHEREAS, the Investor and the Company desire to enter into this Agreement to set forth certain registration rights of Investor with respect to such shares of Convertible Preferred Stock and the Common Stock into which such shares of Convertible Preferred Stock may be converted in accordance with the terms thereof.

NOW THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth herein, the parties mutually agree as follows:

Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” of any Person shall mean any other Person who either directly or indirectly is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

“Business Day” shall mean any Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in The City of New York are authorized by law, regulation or executive order to close.

“Common Stock” shall mean the common stock, par value $.01 per share, of the Company.

“Company Registration” has the meaning set forth in Section 2.2 hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended (or any similar successor federal statute), and the rules and regulations thereunder, as the same are in effect from time to time.

“Holder” shall mean the Investors and each Permitted Transferee of any Investor. For purposes of this Agreement, the Company may deem the registered holder of a Registrable Security as the Holder thereof.

“Material Development Condition” shall have the meaning set forth in Section 2.4(b) hereof.

“Person” shall mean an individual, partnership, corporation, limited liability company, joint venture, trust or unincorporated organization, a government or agency or political subdivision thereof or any other entity.

“Permitted Transferee” shall mean a transferee of Registrable Securities.

“Prospectus” shall mean the prospectus included in any Registration Statement, as amended or supplemented by a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

“Registrable Securities” shall mean the shares of Common Stock issuable upon conversion of the shares of Convertible Preferred Stock, in accordance with its terms, held by the Investors as of the date hereof and any other securities issued or issuable with respect to such shares of Common Stock as a result of or in connection with any stock dividend, stock split or reverse stock split, combination, reclassification, merger, consolidation or similar transaction in respect of such shares of Common Stock (“Successor Securities”); provided, that any shares of Common Stock and any Successor Securities held by the Investors or any other Holder shall cease to be Registrable Securities upon the earliest of the following:  (i) a registration statement registering such shares of Common Stock or Successor Securities, as the case may be, under the Securities Act has been declared or becomes effective and such shares of Common Stock or Successor Securities, as the case may be, have been sold or otherwise transferred by the Holder or owner thereof pursuant to such effective registration statement; (ii) such shares of Common Stock or Successor Securities, as the case may be, are sold or otherwise transferred to the public pursuant to Rule 144; or (iii) all such shares of Common Stock or Successor Securities, as the case may be, held by such Holder may be sold in a single transaction without registration in compliance with Rule 144(k) under the Securities Act.

“Registration Expenses” shall have the meaning set forth in Section 2.5 hereof.

“Registration Statement” shall mean any registration statement which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included therein, all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Requesting Securityholder Registration” has the meaning set forth in Section 2.2 hereof.

“Rule 144” shall mean Rule 144 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the SEC.

 “SEC” shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act or the Exchange Act.

“Securities Act” shall mean the Securities Act of 1933, as amended (or any similar successor federal statute), and the rules and regulations thereunder, as the same are in effect from time to time.

“Underwritten Offering” shall mean a registered offering in which shares of Common Stock are sold to an underwriter for reoffering to the public.

Section 1.              Registration Rights.

1.1          Demand Registrations.

(a)           Demand. Upon the written request of Holders owning at least one-third of the Registrable Securities that the Company effect an offering of Registrable Securities on a Registration Statement under the Securities Act and specifying the aggregate number of Registrable Securities to be registered and the intended method of disposition thereof, the Company shall, subject to Section 2.4(b) hereof, use its commercially reasonable efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register by the Investor as soon as practicable; provided, however, that the Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 2.1(a):

(i)            unless the Registrable Securities requested to be included therein constitute at least 50% of the shares of Common Stock into which the Convertible Preferred Stock is convertible on the date of this Agreement;

(ii)           after the Company has effected one (1) such registration; or

(iii)         during the period commencing with the date thirty (30) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date ninety (90) days after the effective date of, a Company Registration, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; provided, that, if the Company abandons such Company Registration, the Company shall promptly notify the Holders requesting a registration pursuant to this Section 2.1(a).

The Holders requesting a registration pursuant to this Section 2.1(a) may, at any time prior to the effective date of the Registration Statement relating to a registration requested pursuant to this Section 2.1(a), revoke such request by providing a written notice to the Company revoking such request and, if applicable, request withdrawal of any Registration Statement filed with the SEC, and the Company shall use its commercially reasonable efforts to so withdraw such Registration Statement. A registration requested pursuant to this Section 2.1(a) shall not be deemed to have been effected unless a Registration Statement with respect thereto has become effective and the Registrable Securities registered thereunder for sale are sold thereunder or are not so sold solely by reason of an act or omission by the Investor; provided, however, that if such registration does not become effective after the Company has filed it solely by reason of the Investor’s revocation of its registration request or refusal to proceed (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to the Company), then such registration shall be deemed to have been effected unless the Investor shall have elected to pay all Registration Expenses and any out-of-pocket expenses of any party required to be borne by the Company pursuant hereto.

(b)           Effectiveness of Registration Statement. Subject to Section 2.4(b), the Company agrees to use its commercially reasonable efforts to (i) cause the Registration Statement relating to any demand registration pursuant to this Section 2.1 to become effective as promptly as practicable following a request for registration under Section 2.1(a), and (ii) thereafter keep such Registration Statement effective continuously for the period specified in the next succeeding paragraph.

Except as provided in the last paragraph of Section 2.1(a) above, a demand registration requested pursuant to this Section 2.1 will not be deemed to have been effected:

(i)            unless the Registration Statement relating thereto has become effective under the Securities Act and remained continuously effective (except as otherwise permitted under this Agreement) for a period ending on the earlier of (x) the date which is ninety (90) days after the effective date of such Registration Statement (subject to extension as provided in Sections 2.3(b) and 2.4(b)) and (y) the date on which all Registrable Securities covered by such Registration Statement have been sold and the distribution contemplated thereby has been completed;

(ii)           if, after it has become effective, such registration is interfered with for any reason by any stop order, injunction or other order or requirement of the SEC or any other governmental authority, or as a result of the initiation of any proceeding for such a stop order by the SEC through no fault of the Holders, and the result of such interference is to prevent the Holders from disposing of such Registrable Securities proposed to be sold in accordance with the intended methods of disposition, or

(iii)         if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with any Underwritten Offering shall not be satisfied or waived with the consent of the participating Holders, other than as a result of any breach by any Holder or any underwriter of its obligations thereunder or hereunder.

(c)           Inclusion of Other Securities; Cutback. The Company, and any other holder of the Company’s securities who has registration rights, may include its securities in any demand registration effected pursuant to this Section 2.1 on a basis no less favorable to the Holders than that of any other holder of the Common Stock of the Company who has registration rights; provided, however, that if the managing underwriter of a proposed Underwritten Offering contemplated thereby advises the Holders in writing that the total amount or kind of securities to be included in such proposed public offering exceeds the number or is not of a type that can be sold in such offering within a price range acceptable to the Holders, then the amount or kind of securities offered for the account of the following groups of holders shall be reduced pro rata among members of such group in accordance with such managing underwriter’s recommendation in the following order of priority (with the securities to be reduced first listed first): (i) securities other than Registrable Securities; (ii) securities offered by the Company; and (iii) Registrable Securities; and provided, further, that no Registrable Securities shall be reduced until all securities other than Registrable Securities and securities offered by the Company are entirely excluded from the underwriting.

1.2          Piggyback Registration.

If the Company at any time proposes to file a registration statement with respect to any of its equity securities, whether for its own account (other than a registration statement on Form S-4 or S-8 (or any successor or substantially similar form), or in connection with (A) an employee stock option, stock purchase or compensation plan or securities issued or issuable pursuant to any such plan, or (B) a dividend reinvestment plan) (any of the foregoing, a “Company Registration”), or for the account of a holder of securities of the Company pursuant to demand registration rights granted by the Company (a “Requesting Securityholder” and, such registration, a “Requesting Securityholder Registration”), then the Company shall in each case give written notice of such proposed filing to all Holders of Registrable Securities at least twenty (20) days before the anticipated filing date of any such registration statement by the Company, and such notice shall offer to all Holders the opportunity to have any or all of the Registrable Securities held by such Holders included in such registration statement.

Each Holder of Registrable Securities desiring to have its Registrable Securities registered under this Section 2.2 shall so advise the Company in writing within ten (10) days after the date of receipt of such notice (which request shall set forth the amount of Registrable Securities for which registration is requested), and the Company shall include in such Registration Statement all such Registrable Securities so requested to be included therein. If the Registration Statement relates to an Underwritten Offering, such Registrable Securities shall be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriter, as provided herein. Any Holder shall have the right to withdraw a request to include its Registrable Securities in any public offering pursuant to this Section 2.2 by giving written notice to the Company of its election to withdraw such request at least ten (10) Business Days prior to the effective date of such Registration Statement. Notwithstanding the foregoing, if the managing underwriter of any such proposed public offering advises the Company in writing that the total amount or kind of securities which the Holders of Registrable Securities, the Company and any other persons or entities intended to be included in such proposed public offering is sufficiently large or of a type which such managing underwriter believes would adversely affect the success of such proposed public offering, then the amount or kind of securities offered for the account of the following groups of holders shall be reduced pro rata among members of such group in accordance with such managing underwriter’s recommendation in the following order of priority: (i) if a registration under this Section 2.2 is a Company Registration, then the order of priority shall be (with the securities to be reduced first listed first) (A) subject to the provisions of Section 2.8 hereof, Registrable Securities and securities other than Registrable Securities, on a pro rata basis, and (B) securities offered by the Company; (ii) if a registration under this Section 2.2 is a Requesting Securityholder Registration (and the Requesting Securityholder is not a Holder), then the order of priority shall be (with the securities to be reduced first listed first) (A) Registrable Securities (other than securities of the Requesting Securityholder), (B) securities offered by the Company and (C) securities of the Requesting Securityholder; and (iii) if a registration under this Section 2.2 is a Requesting Securityholder Registration made pursuant to Section 2.1 hereof, then the order of priority shall be as set forth in Section 2.1(c). Anything to the contrary in this Agreement notwithstanding, the Company may withdraw or postpone a Registration Statement referred to in this Section 2.2 at any time before it becomes effective or withdraw, postpone or terminate the offering after it becomes effective, without obligation to any Holder of Registrable Securities, unless such registration statement was filed pursuant to Section 2.1 hereof.

1.3          Registration Procedures.

(a)           General. In connection with the Company’s registration obligations, pursuant to Section 2.1 and 2.2 hereof, at its expense, except as provided in Section 2.6, the Company will, as expeditiously as possible:

(i)            prepare and file with the SEC a Registration Statement with respect to such Registrable Securities as described in Sections 2.1 and 2.2 on a form permitted by Section 2.1 or 2.2 and available for the sale of the Registrable Securities by the Holders thereof in accordance with the intended method or methods of distribution thereof or such amendments and post-effective amendments to an existing Registration Statement as may be necessary to keep such Registration Statement effective for the time periods set forth in Section 2.1(b) (if applicable); provided that no Registration Statement shall be required to remain in effect after all Registrable Securities covered by such Registration Statement have been sold and distributed as contemplated by such Registration Statement;

(ii)           take such reasonable action as may be necessary so that:  (1) any Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (2) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (3) any Prospectus forming part of any Registration Statement, and any amendment or supplement to such Prospectus, does not, as of such date, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(iii)         notify the selling Holders of Registrable Securities and the managing underwriters, if any, promptly and, if requested by the Holders, confirm such notice in writing (1) when a new Registration Statement, Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any new Registration Statement or post-effective amendment, when it has become effective, (2) of any request by the SEC for amendments or supplements to any Registration Statement or Prospectus or for additional information, (3) of the issuance by the SEC of any comments with respect to any filing and of the Company’s responses thereto, (4) of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose, (5) of any suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (6) of the happening of any event which makes any statement of a material fact made in any Registration Statement, Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in any Registration Statement, Prospectus or any document incorporated therein by reference in order to make the statements therein (in the case of any Prospectus, in the light of the circumstances under which they were made) not misleading (which notice shall be accompanied by an instruction to suspend the use of the Prospectus relating to such Registrable Securities until the requisite changes have been made);

(iv)          furnish to each selling Holder of Registrable Securities prior to the filing thereof with the SEC, a copy of any Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and afford such Holder, the managing underwriter and their respective counsel a reasonable opportunity within a reasonable period to review and comment on copies of all such documents (including a reasonable opportunity to review copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed;

(v)            furnish to each selling Holder of Registrable Securities, without charge, as many conformed copies as may reasonably be requested, of the then effective Registration Statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(vi)          deliver to each selling Holder of Registrable Securities, without charge, as many copies of the then effective Prospectus (including each prospectus subject to completion) and any amendments or supplements thereto as such Persons may reasonably request in order to permit the offering and sale of the shares of such Registrable Securities to be offered and sold, and the Company consents (except during a suspension period permitted by this Agreement) to the use of the Prospectus or any amendment or supplement thereto by the selling Holder in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto in accordance with the terms hereof;

(vii)         use its reasonable best efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of the Registration Statement relating to such Registrable Securities;

(viii)        prior to the offering of Registrable Securities pursuant to any Registration Statement, use commercially reasonable efforts to register or qualify or cooperate with the selling Holders of Registrable Securities and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any selling Holder of Registrable Securities or underwriter reasonably requests in writing and to keep such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to do all other acts or things reasonably necessary or advisable to enable the disposition in such distributions of the securities covered by the applicable Registration Statement; provided, however, that the Company will not be required to (1) qualify to do business in any jurisdiction where it would not otherwise be required to qualify, but for this paragraph (viii), (2) subject itself to general taxation in any such jurisdiction or (3) file a general consent to service of process in any such jurisdiction;

(ix)          cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery to the selling Holders or the managing underwriters, at the Company’s expense, of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the selling Holders or managing underwriters, if any, may request at least two Business Days prior to any sale of Registrable Securities to any underwriters and instruct the transfer agent and registrar of the Registrable Securities to release any stop transfer orders with respect to the Registrable Securities;

(x)           cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange (or quotation system operated by a national securities association) on which identical securities issued by the Company are then listed on or prior to the effective date of any Registration Statement and enter into customary agreements including, if necessary, a listing application and indemnification agreement in customary form;

(xi)          provide the Holders, the transfer agent and registrar a CUSIP number for the Registrable Securities no later than the effective date of such Registration Statement;

(xii)         use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC relating to such registration and the distribution of the securities being offered and make generally available to its securities holders, as soon as reasonably practicable, earnings statements satisfying the provisions of Section 11(a) of the Securities Act;

(xiii)       cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc.;

(xiv)        if requested, include or incorporate in a Prospectus supplement or post-effective amendment to a Registration Statement, such information as the managing underwriters administering an Underwritten Offering of the Registrable Securities registered thereunder reasonably request to be included therein and to which the Company does not reasonably object and make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after they are notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment;

(xv)          upon the occurrence of any event contemplated by clauses (4), (5) or (6) of Section 2.3(a)(iii) above, as soon as reasonably practicable prepare a post-effective amendment to any Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(xvi)        subject to the proviso in paragraph (viii) above, cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities (other than as may be required by the governmental agencies or authorities of any foreign jurisdiction and other than as may be required by a law applicable to a selling Holder by reason of its own activities or business other than the sale of Registrable Securities);

(xvii)       if such offering is an Underwritten Offering, enter into an underwriting agreement with an investment banking firm selected in accordance with Section 2.3(c) of this Agreement containing representations, warranties, indemnities and agreements then customarily included by an issuer in underwriting agreements with respect to secondary underwritten distributions and take all such other actions as are reasonably requested by the managing underwriters for such underwritten offering in order to facilitate the registration or the disposition of such Registrable Securities, including delivery of customary accountants comfort letters and legal opinions;

(xviii)      if such offering is an Underwritten Offering, (a) make reasonably available for inspection by each selling Holder of Registrable Securities and any managing or lead underwriter in such Underwritten Offering, and any attorney, accountant or other agent retained by such selling Holder or any such underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries as shall be reasonably necessary to enable them to conduct a “reasonable” investigation for purposes of Section 11(a) of the Securities Act; (b) cause the Company’s officers, directors and employees to make reasonably available for inspection all relevant information reasonably requested by the selling Holder or any such underwriter, attorney, accountant or agent in connection with any such Registration Statement, in each case, as is customary for similar due diligence examinations; provided that any information that is designated by the Company as confidential at the time of delivery of such information shall be kept confidential by the selling Holder, such underwriter, or any such, attorney, accountant or agent, unless such disclosure is required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; and (c) deliver such documents and certificates as may be reasonably requested by the selling Holder and the managing underwriters, if any, including customary opinions of counsel and “cold comfort” letters as may be reasonably required pursuant to the underwriting agreement relating thereto;

(xix)        in connection with an Underwritten Offering requested pursuant to Section 2.1, the Company will participate, to the extent reasonably requested by the managing underwriter for the offering or the Holders participating therein, in customary efforts to sell the securities under the offering, including, without limitation, participating in “road shows” or other investor meetings, and the Company shall secure the reasonable participation of its senior management for such purposes; and

(xx)         use its commercially reasonable efforts to take all other reasonable steps necessary to effect the registration, offering and sale of the Registrable Securities covered by the Registration Statement contemplated hereby.

The Company may require each seller of Registrable Securities, prior to inclusion of its Registrable Securities in a Registration Statement as to which any registration is being effected, to furnish to the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request and as shall be required in connection with any registration referred to herein. No Holder may include Registrable Securities in any Registration Statement pursuant to this Agreement unless and until such Holder has furnished to the Company such information. Each Holder further agrees to furnish as soon as reasonably practicable to the Company all information required to be disclosed in order to make information previously furnished to the Company by such Holder not materially misleading.

(b)           Each Holder of Registrable Securities agrees that, upon receipt of any written notice from the Company of the happening of any event of the kind described in clause (4), (5) or (6) of Section 2.3(a)(iii) or in Section 2.4(b), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the then current Prospectus until (1) such Holder is advised in writing by the Company that a new Registration Statement covering the offer of Registrable Securities has become effective under the Securities Act or (2) such Holder receives copies of a supplemented or amended Prospectus contemplated by this Section 2.3(b), or until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed. If the Company shall have given any such notice during a period when a demand registration is in effect, the Company shall extend the period described in Section 2.1(b)(i) (as applicable) by the number of days during which any such disposition of Registrable Securities is discontinued pursuant to this paragraph, if so directed by the Company, on the happening of such event, the Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

(c)           Selection of Underwriters. With respect to any Underwritten Offering, the Company shall be entitled to select the managing underwriter; provided, that if the Underwritten Offering is undertaken pursuant to Section 2.1 hereof, such managing underwriter shall be selected by the Holders of a majority of the Registrable Securities included in such registration, subject to approval of the Company, which approval shall not be unreasonably withheld.

1.4          Other Agreements.

(a)           “Market Stand-Off” Election. In the case of any Underwritten Offering, upon the request of the managing underwriter, each Holder agrees not to effect any public sale or distribution of Registrable Securities, except as part of such underwritten registration pursuant to the terms hereof, during the period beginning fifteen (15) days prior to the closing date of such underwritten offering and during the period ending ninety (90) days after such closing date (or such longer period, not to exceed 180 days, as may be reasonably requested by the Company or by the managing underwriter or underwriters).

(b)           Material Development Condition. With respect to any Registration Statement filed or to be filed pursuant to Section 2.1, if the Company determines, in its good faith judgment, that (i) it would (because of the existence of, or in anticipation of, a material acquisition or corporate reorganization or other transaction, financing activity, stock repurchase or development involving the Company or any subsidiary, or the unavailability of any required financial statements, or any other event or condition of similar significance to the Company or any subsidiary) be seriously detrimental to the Company or any subsidiary or its stockholders for such a Registration Statement to become effective or to be maintained effective or for sales of Registrable Securities to continue pursuant to the Registration Statement, or (ii) the filing or maintaining effectiveness of a Registration Statement would require disclosure of material information that the Company has a valid business purpose of retaining as confidential (each, a “Material Development Condition”), the Company shall, notwithstanding any other provisions of this Agreement, be entitled, upon the giving of a written notice (a “Delay Notice”) to such effect, signed by the Chief Executive Officer, President or any Vice President of the Company, to any Holder of Registrable Securities included or to be included in such Registration Statement, (A) to cause sales of Registrable Securities by such Holder pursuant to such Registration Statement to cease, (B) to delay actions to bring about the effectiveness of such Registration Statement and sales thereunder or, upon the written advice of counsel, cause such Registration Statement to be withdrawn and the effectiveness of such Registration

Statement terminated, or (C) in the event no such Registration Statement has yet been filed, to delay filing any such Registration Statement, until, in the good faith judgment of the Company, such Material Development Condition no longer exists (notice of which the Company shall promptly deliver to any Holder of Registrable Securities with respect to which any such Registration Statement has been filed).

Notwithstanding the foregoing provisions of this paragraph (b):

(1)           the Company shall not be entitled to cause sales of Registrable Securities to cease or to delay any registration of Registrable Securities required pursuant to Section 2.1 by reason of any existing or anticipated Material Development Condition for a period of more than sixty (60) consecutive days; provided, that the Company shall not be entitled to exercise any such right more than two times in any calendar year or less than 30 days from the prior such suspension period; and provided further, that such exercise shall not prevent the Holders from being entitled to at least 240 days of effective registration per calendar year;

(2)           in the event a Registration Statement is filed and subsequently withdrawn by reason of any existing or anticipated Material Development Condition as hereinbefore provided, the Company shall cause a new Registration Statement covering the Registrable Securities to be filed with the SEC as soon as reasonably practicable after the occurrence of the earlier of  (i) the expiration of such Material Development Condition and (ii) the expiration of the period set forth in clause (1) above, and the registration period for such new registration statement shall be the number of days that remained in the required registration period with respect to the withdrawn Registration Statement at the time it was withdrawn; and

(3)           in the event the Company elects not to withdraw or terminate the effectiveness of any such Registration Statement but to cause a Holder or Holders to refrain from selling Registrable Securities pursuant to such Registration Statement for any period during the required registration period, such required registration period with respect to such Holders shall be extended by the number of days during such required registration period that such Holders are required to refrain from selling Registrable Securities.

1.5          Registration Expenses. All expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, listing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications or registrations (or the obtaining of exemptions therefrom) of the Registrable Securities), fees of the National Association of Securities Dealers, transfer and registration fees of transfer agents and registrars, printing expenses (including expenses of printing Prospectuses), messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), fees and disbursements of its counsel and its independent certified public accountants (including expenses of any special audit or accounting review), securities acts liability insurance (if the Company elects to obtain such insurance), fees and expenses of any special experts retained by the Company in connection with any registration hereunder, reasonable fees and expenses, not to exceed $50,000 per registration hereunder, of one counsel for the Holders (and any necessary local counsel), and fees and expenses of other Persons retained by the Company (all such expenses being referred to as “Registration Expenses”), shall be borne by the Company; provided, that Registration Expenses shall not include out-of-pocket expenses incurred by the Holders (except as specifically provided above in this Section 2.5) and underwriting discounts, commissions or fees attributable to the sale of the Registrable Securities, which shall be paid by the Holders pro rata on the basis of the number of shares of Common Stock registered on their behalf.

1.6          Indemnification.

(a)           Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, but without duplication, each Holder of Registrable Securities included in a Registration Statement, its officers, directors, employees, partners, principals, equityholders, managed or advised accounts, advisors and agents, and each Person who controls such Holder (within the meaning of the Securities Act) and, unless indemnification of such Persons is otherwise provided for in the applicable underwriting agreement, each underwriter, its partners, members, directors and officers and each person, if any, who controls such Underwriter (within the meaning of the Securities Act) (individually, an “Indemnified Person”), against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and reasonable legal fees and expenses and including expenses incurred and amounts paid in settlement of any litigation, commenced or threatened) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact in, or any omission (or alleged omission) of a material fact required to be stated in, such Registration Statement or Prospectus or necessary to make the statements therein (in the case of a Prospectus in light of the circumstances under which they were made) not misleading, as such expenses are incurred, except insofar as the same are caused by or contained in any information furnished in writing to the Company by any Indemnified Person expressly for use therein.

(b)           Indemnification by Holders of Registrable Securities. In connection with any Registration Statement in which a Holder of Registrable Securities is participating, each such Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the full extent permitted by law, severally but not jointly with any other Holder, but without duplication, the Company, its officers, directors, shareholders, employees, advisors and agents, and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and reasonable legal fees and expenses and including expenses incurred and amounts paid in settlement of any litigation, commenced or threatened) arising out of or based upon any untrue statement (or alleged untrue statement) of material fact in, or any omission (or alleged omission) of a material fact required to be stated in, the Registration Statement or Prospectus or necessary to make the statements therein (in the case of a Prospectus in light of the circumstances under which they were made) not misleading, as such expenses are incurred, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder to the Company specifically for inclusion therein. In no event shall any participating Holder be liable for any amount in excess of the proceeds (net of payment of all expenses (excluding underwriting discounts and commissions paid or payable by such Holder)) received by such Holder from the Registrable Securities offered and sold by such Holder pursuant to such Registration Statement.

(c)           Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel of such indemnifying party’s choice; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such indemnified Person unless (A) the indemnifying party shall have agreed in writing to pay them, (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to the indemnified party in a timely manner or (C) the named parties to an action, claim or proceeding (including any impleaded parties) include any indemnified party and the indemnifying party or any of its Affiliates and in the reasonable judgment of any such Person, based upon advice of its counsel, (1) a conflict of interest may exist between such person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person) or (2) there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party; provided, that such counsel only be hired to the extent necessary for such defense or defenses; and provided, further, that the indemnifying party shall be responsible to pay the fees and expenses of only one law firm plus one local counsel in each necessary jurisdiction pursuant to these clauses (A), (B) and (C). The indemnifying party will not be subject to any liability for any settlement made without its written consent (which consent shall not be unreasonably withheld). No indemnified party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of the claim will not be obligated to pay the fees and expenses of more than one counsel (plus one local counsel if required in a specific instance) for all parties indemnified by such indemnifying party with respect to such claim. The failure by an indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 2.6, except to the extent the failure to give such notice is materially prejudicial to the indemnifying party’s ability to defend such action.

(d)           Contribution. If for any reason the indemnification provided for in Section 2.6(a) or Section 2.6(b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by Section 2.6(a) and Section 2.6(b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement or the omission or alleged omission relates to information supplied by the indemnifying party or parties on the one hand or the indemnified party on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentations. The amount paid or payable by a party as a result of any losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any proceeding, to the extent such party would have been indemnified for such expenses if the indemnification provided for in Section 2.6(a) or Section 2.6(b) were available to such party. In no event shall any participating Holder be liable for any amount in excess of the proceeds (net of payment of all expenses (excluding underwriting discounts and commissions paid or payable by such Holder)) received by such Holder from the Registrable Securities offered and sold by such Holder pursuant to such Registration Statement.

(e)           Remedies Cumulative. The indemnity, contribution and expense reimbursement obligations under this Section 2.6 shall be in addition to any liability each indemnifying person may otherwise have and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party.

1.7          Participation in Underwritten Registrations. No Person may participate in any Underwritten Offering hereunder unless such Person (i) agrees to sell such Person’s Registrable Securities on the basis provided in any underwriting arrangements related thereto and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. Nothing in this Section 2.7 shall be construed to create any additional rights regarding the registration of Registrable Securities in any Person otherwise than as set forth herein.

1.8          Subsequent Registration Rights. The Company shall not modify or amend any existing agreement providing for registration rights in a manner that would adversely affect the rights of the Holders hereunder. In addition, the Company shall not grant any Person any registration rights with respect to shares of Common Stock other than registration rights that expressly permit the Holders to participate in the registration pro rata with the Person being granted registration rights based on the number of shares requested to be included (and on a basis no less favorable to the Holders than that of the Person being granted registration rights). Notwithstanding anything herein to the contrary, the Company may grant registration rights with respect to shares of Common Stock issued in connection with an acquisition of stock or assets of another company so long as the registration rights would not be in conflict with or inconsistent with the rights of the Holders hereunder in any material respect.

1.9          Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of the restricted securities to the public without registration, the Company agrees to use its commercially reasonable efforts to:

(a)           make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act;

(b)           file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become and remains subject to such reporting requirements; and

(c)           so long as a Holder owns any Restricted Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 of the Securities Act and the Exchange Act (at any time after it has become and remains subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself to any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.

Section 2.              Miscellaneous.

2.1          Notices. All notices and other communications hereunder shall be in writing and shall be deemed sufficiently given and served for all purposes (a) when personally delivered or given by machine-confirmed facsimile, (b) one business day after a writing is delivered to a national overnight courier service or (c) three business days after a writing is deposited in the United States mail, first class postage or other charges prepaid and registered, return receipt requested, in each case, addressed as follows (or at such other address for a party as shall be specified by like notice):

(i)            in the case of the Company, to:

IHOP Corp.
450 North Brand Boulevard
Glendale, California 91203-2306
Attention:  General Counsel
Facsimile No.:  (818) 637-3131

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
300 South Grand Avenue
Los Angeles, California 90071
Attn:  Rodrigo A. Guerra, Esq.
Facsimile No.:  (213) 621-5217

(ii)           in the case of a Holder, to the address set forth opposite such Holder’s name, on Schedule A hereto,

with a copy to:

Cadwalader, Wickersham & Taft LLP
One World Financial Center, Suite 32-106
New York, New York  10281
Attention:  Dennis J. Block, Esq.
Facsimile No:  (212) 504-5557

2.2          Amendment and Waiver. This Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions of this Agreement may not be given, unless (a) with respect to a particular offering under Section 2, the Company has obtained the written consent of Holders of a majority of the Registrable Securities included in such offering as are then outstanding as determined by the Company, and (b) in any other event, the Company has obtained the written consent of Holders of a majority of the Registrable Securities then outstanding as determined by the Company. Whenever the consent or approval of Holders of a specified number of Registrable Securities is required hereunder, Registrable Securities held by the Company shall not be counted in determining whether such consent or approval was given by the Holders of such required number.

2.3          Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns. Notwithstanding the foregoing, the rights and obligations of the Company and the Holders under this Agreement shall not be assigned or delegated without the prior written consent of the other; provided, however, that if any Holder or any Permitted Transferee (collectively, the “Transferor”) sells or otherwise transfers any of its Registrable Securities to another Holder, such Transferor may assign (in whole or in part) its rights under this Agreement to such Holder; provided, however, (i) the Transferor shall, at least five (5) days prior to such Transfer, furnish to the Company written notice of the name and address of such proposed Holder and a description (including amount) of the securities with respect to which such rights are being assigned and (ii) such transferee Holder shall assume in writing, concurrently with such transfer, the obligations of the Transferor under this Agreement and shall be added to Schedule A hereto; and provided further that no such assignment shall relieve the Investor or the Transferor of any of its obligations under this Agreement. Any attempted or purported assignment that does not comply with this Section 3.3 shall be null and void and shall be of no effect.

2.4          Interpretation. When a reference is made in this Agreement to Sections, paragraphs or clauses, such reference shall be to a Section, paragraph or clause of this Agreement unless otherwise indicated. The words “include,” “includes,” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.”  The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement has been negotiated by the respective parties hereto and their attorneys and the language hereof will not be construed for or against any party. The phrases

“the date of this Agreement,” “the date hereof,” and terms of similar import, unless the context otherwise requires, shall be deemed to refer to November 29, 2007. The words “hereof,” “herein,” “herewith,”  “hereby” and “hereunder” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement.

2.5          Further Assurances. Each party to this Agreement shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

2.6          No Third-Party Beneficiaries. No person or entity not a party to this Agreement shall be deemed to be a third-party beneficiary hereunder or entitled to any rights hereunder. All representations, warranties or agreements of the Holders contained in this Agreement shall inure to the benefit of the Company.

2.7          Entire Agreement. This Agreement and all other documents required to be delivered pursuant hereto constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior documents, agreements and understandings, both written and verbal, among the parties with respect to the subject matter hereof and the transactions contemplated hereby.

2.8          Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, then, if possible, such illegal, invalid or unenforceable provision will be modified to such extent as is necessary to comply with such present or future laws and such modification shall not affect any other provision hereof; provided that if such provision may not be so modified such illegality, invalidity or unenforceability will not affect any other provision, but this Agreement will be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

2.9          GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

2.10        Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to each of the other parties, it being understood that all parties need not sign the same counterpart.

(signature page follows)

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

IHOP CORP.

By:	/s/ Thomas G. Conforti
Name: Thomas G. Conforti
Title: Chief Financial Officer

[Signature Page to Registration Rights Agreement]

INVESTORS:

CHILTON INVESTMENT PARTNERS, L.P.

By:		Chilton Investment Company, LLC,
as general partner

	By:	/s/ Patricia Mallon
Name: Patricia Mallon
Title: Executive Vice President

CHILTON QP INVESTMENT PARTNERS, L.P.

By:	Chilton Investment Company, LLC,
as general partner

	By:	/s/ Patricia Mallon
Name: Patricia Mallon
Title: Executive Vice President

CHILTON INTERNATIONAL, L.P.

By:	Chilton Investment Company, LLC,
as general partner

	By:	/s/ Patricia Mallon
Name: Patricia Mallon
Title: Executive Vice President

CHILTON STRATEGIC VALUE PARTNERS, L.P.

By:	Chilton Investment Company, LLC,
as general partner

	By:	/s/ Patricia Mallon
Name: Patricia Mallon
Title: Executive Vice President

CHILTON OPPORTUNITY TRUST, L.P.

By:	Chilton Investment Company, LLC,
as general partner

	By:	/s/ Patricia Mallon
Name: Patricia Mallon
Title: Executive Vice President

[Signature Page to Registration Rights Agreement]

CHILTON GLOBAL PARTNERS, L.P.

By:	Chilton Investment Company, LLC,
as general partner

	By:	/s/ Patricia Mallon
Name: Patricia Mallon
Title: Executive Vice President

CHILTON OPPORTUNITY INTERNATIONAL, L.P.

By:	Chilton Investment Company, LLC,
as general partner

	By:	/s/ Patricia Mallon
Name: Patricia Mallon
Title: Executive Vice President

CHILTON PRIVATE EQUITY PARTNERS I, L.P.

By:	Chilton Investment Company, LLC,
as general partner

	By:	/s/ Patricia Mallon
Name: Patricia Mallon
Title: Executive Vice President

CHILTON INVESTMENT COMPANY, LLC

By:		/s/ Patricia Mallon
Name: Patricia Mallon
Title: Executive Vice President

BIRCHWOOD INVESTMENTS LTD. LLC

By:	Chilton Investment Company, Inc.,
as member manager

By:	/s/ Patricia Mallon
Name: Patricia Mallon
Title: Vice President

[Signature Page to Registration Rights Agreement]

SCHEDULE A

SCHEDULE OF PURCHASERS

Name of Purchaser	Address of Purchaser	Number of Shares to be Purchased by such Purchaser

Chilton Investment Partners, L.P.	1266 East Main Street Stamford, CT 06902	1,320

Chilton QP Investment Partners, L.P.	1266 East Main Street Stamford, CT 06902	5,615

Chilton International, L.P.	Kingston Chambers P.O. Box 173 Road Town, Tortola British Virgin Islands	6,751

Chilton Strategic Value Partners, L.P.	1266 East Main Street Stamford, CT 06902	5,104

Chilton Opportunity Trust, L.P.	1266 East Main Street Stamford, CT 06902	1,885

Chilton Global Partners, L.P.	1266 East Main Street Stamford, CT 06902	991

Chilton Opportunity International, L.P.	Kingston Chambers P.O. Box 173 Road Town, Tortola British Virgin Islands	1,984

Chilton Private Equity Partners I, L.P.	1266 East Main Street Stamford, CT 06902	1,500

Chilton Investment Company, LLC	1266 East Main Street Stamford, CT 06902	350

Birchwood Investments Ltd. LLC	1266 East Main Street Stamford, CT 06902	9,500

Total Shares		35,000

Schedule A-1